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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)



       DELAWARE                     0-20117                          13-3532643
(State of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)
-------------------------------------------------------------------------------------------

                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1   Press Release.

ITEM 9. REGULATION FD DISCLOSURE

         On May 24, 2004, Encysive Pharmaceuticals Inc. issued a press release announcing that investigators presented data from clinical studies of Thelin(TM) (sitaxsentan) in pulmonary arterial hypertension (PAH), at the American Thoracic Society's (ATS) 100th International Conference in Orlando, Florida. The full text of the press release is furnished herewith as Exhibit 99.1.



                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENCYSIVE PHARMACEUTICALS INC.

Date: May 24, 2004              By:  /s/ Stephen L. Mueller
                                     -------------------------------------------
                                     Stephen L. Mueller
                                     Vice-President, Finance and Administration
                                     Secretary and Treasurer




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                                 EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press Release.
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